UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 28, 2011

MCAFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31216	77-0316593

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2821 Mission College Boulevard
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 346-3832
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.
On February 28, 2011, and in connection with the Merger (as defined below) and the transactions contemplated by the Merger Agreement (as defined below), McAfee, Inc. (“McAfee”) terminated the Credit Agreement, dated as of December 22, 2008 and amended February 10, 2010, among McAfee, McAfee Ireland Holdings Limited, certain subsidiaries of McAfee party thereto as guarantors, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and L/C Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The material terms and conditions of the Credit Agreement are described in McAfee’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 29, 2008 and in McAfee’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 17, 2010, and are incorporated herein by reference. No material early termination penalties were incurred by McAfee in connection with the termination of the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.
On February 28, 2011, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) among Intel Corporation (“Intel”), Jefferson Acquisition Corporation, a wholly owned subsidiary of Intel (“Merger Sub”), and McAfee, Intel completed its acquisition of McAfee via the merger of Merger Sub with and into McAfee, with McAfee continuing as the surviving company in the merger and becoming a wholly owned subsidiary of Intel (the “Merger”). The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by McAfee’s board of directors and its stockholders. McAfee stockholders approved the adoption of the Merger Agreement at a special meeting of stockholders held on November 2, 2010.
At the effective time and as a result of the Merger, each share of common stock of McAfee issued and outstanding immediately prior to the effective time of the Merger (other than (i) shares owned by McAfee, Intel or Merger Sub or any wholly owned subsidiary of the foregoing, and (ii) shares to which appraisal rights were properly sought) and, subject to certain exceptions, each share of McAfee common stock subject to restricted stock awards, vested restricted stock unit awards and vested performance stock unit awards were converted into the right to receive $48.00 in cash, without interest. Subject to certain exceptions, options to acquire McAfee common stock, unvested restricted stock units and unvested performance units outstanding immediately prior to the consummation of the Merger were converted into options, restricted stock units and performance units, as applicable, denominated in shares of Intel common stock based on formulas set forth in the Merger Agreement, with terms and conditions that are otherwise the same as those existing immediately prior to the consummation of the Merger.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with completion of the Merger on February 28, 2011, McAfee has notified the New York Stock Exchange (the “NYSE”) that the Merger has been completed, and requested that trading of McAfee common stock on the NYSE be suspended. In addition, an application on Form 25 will be filed with the Securities and Exchange Commission to remove McAfee’s common stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). McAfee intends to file a certification on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

Item 3.03	Material Modification to Rights of Security Holders.
Pursuant to the Merger Agreement, at the effective time and as a result of the Merger, each share of common stock of McAfee issued and outstanding immediately prior to the effective time of the Merger (other than (i) shares owned by McAfee, Intel or Merger Sub or any wholly owned subsidiary of the foregoing, and (ii) shares with respect to which appraisal rights were properly sought) and, subject to certain exceptions, each share of McAfee common stock subject to restricted stock awards, vested restricted stock unit awards and vested performance stock unit awards were converted into the right to receive $48.00 in cash, without interest.

In addition, at the effective time of the Merger, subject to certain exceptions, options to acquire McAfee common stock, unvested restricted stock units and unvested performance units outstanding immediately prior to the consummation of the Merger were converted into options, restricted stock units and performance units, as applicable, denominated in shares of Intel common stock based on formulas set forth in the Merger Agreement, with terms and conditions that are otherwise the same as those existing immediately prior to the consummation of the Merger.
See Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.
Upon closing of the Merger on February 28, 2011, a change in control of McAfee occurred, and McAfee became a wholly owned subsidiary of Intel, as described in Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference. The aggregate consideration to be paid by Intel in connection with the Merger will be approximately $7.7 billion. See Item 3.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger on February 28, 2011, each member of McAfee’s Board of Directors resigned from the Board of Directors of McAfee and the members of the Board of Directors of Merger Sub immediately prior to the effective time of the Merger became the members of the Board of Directors of McAfee. In addition, as of the effective time of the Merger, the CEO/president, principal financial officer and principal accounting officer of McAfee immediately prior to the effective time of the Merger became the president/ principal executive officer, principal financial officer and principal accounting officer, respectively, of McAfee, the surviving corporation in the Merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger on February 28, 2011, the certificate of incorporation and bylaws of McAfee were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the effective time of the Merger. The amended and restated certificate of incorporation and amended and restated bylaws of McAfee are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.
Upon closing of the Merger, McAfee will be required to switch to a “4-4-5” accounting period to comply with Intel’s financial calendar, meaning that for fiscal 2011, the quarterly fiscal periods for McAfee will end on the following dates, respectively: April 2, 2011, July 2, 2011, October 1, 2011 and December 31, 2011.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of August 18, 2010, by and among Intel Corporation, Jefferson Acquisition Corporation, and McAfee, Inc. (incorporated by reference to Exhibit 2.1 to McAfee’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2010).

3.1	Amended and Restated Certificate of Incorporation of McAfee, Inc.
3.2	Amended and Restated Bylaws of McAfee, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAFEE, INC.
By:	/s/ Mark Cochran
	Name:	Mark Cochran
	Title:	Executive Vice President and Chief Legal Officer/General Counsel

Date: February 28, 2011

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated as of August 18, 2010, by and among Intel Corporation, Jefferson Acquisition Corporation, and McAfee, Inc. (incorporated by reference to Exhibit 2.1 to McAfee’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2010).

3.1	Amended and Restated Certificate of Incorporation of McAfee, Inc.
3.2	Amended and Restated Bylaws of McAfee, Inc.